February 26, 2016

DREYFUS SELECT MANAGERS LONG/SHORT FUND

Supplement to Statutory Prospectus
dated February 27, 2015

The following information supplements and supersedes any contrary information contained in the fund's prospectus:

With the fund board's approval, The Dreyfus Corporation (Dreyfus), the fund's manager, has terminated the Sub-Investment Advisory Agreement between Dreyfus and Standard Pacific Capital, LLC (Standard Pacific), a subadviser to the fund, effective February 26, 2016 (the Effective Date).

As of the Effective Date, the fund's assets will be allocated among six subadvisers – Kingsford Capital Management, LLC (Kingsford Capital), Owl Creek Asset Management, L.P. (Owl Creek), Sirios Capital Management, L.P. (Sirios), Three Bridges Capital, LP (Three Bridges), Cramer Rosenthal McGlynn, LLC (CRM) and Pine River Capital Management L.P. (Pine River). The target percentage of the fund's assets to be allocated over time to the subadvisers is approximately 25% to Sirios, 17% to Three Bridges, 21% to Pine River, 23% to CRM, 7% to Owl Creek, and 7% to Kingsford Capital. The portion of the fund's assets previously allocated to Standard Pacific (approximately 11% of the fund's assets) will be re-allocated over time to the other subadvisers in accordance with the target amounts noted above.

The following information supersedes and replaces the second paragraph in “Fund Summary – Portfolio Management – Subadvisers and Primary Portfolio Managers” in the prospectus:

Kingsford Capital Management, LLC (Kingsford Capital). Michael I. Wilkins and Todd Ammons are the portfolio managers responsible for the day-to-day management of the portion of the fund's portfolio managed by Kingsford Capital, positions they have held since August 2014 and February 2015, respectively. Mr. Wilkins is Managing Partner and a Co-Portfolio Manager of Kingsford Capital. Mr. Ammons is a Co-Portfolio Manager of Kingsford Capital.

The following information supersedes and replaces any contrary information contained in the second paragraph in “Fund Details – Management - Subadvisers” in the prospectus:

Kingsford Capital Management, LLC, located at 1160 Brickyard Cove Road, Point Richmond, California 94801, is a registered investment adviser. Michael I. Wilkins and Todd Ammons are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Kingsford Capital, positions they have held since August 2014 and February 2015, respectively. Mr. Wilkins is Managing Partner and a Co-Portfolio Manager of Kingsford Capital, which he co-founded in 2001. Mr. Ammons is a Co-Portfolio Manager of Kingsford Capital, which he joined in September 2015. Prior to joining Kingsford Capital, Mr. Ammons was employed at Grandmaster Capital Management from December 2010 to June 2015, where he served as a portfolio manager.

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